                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    Form 8-K
                                 Current report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 Date of Report:
                                 August 21, 2003

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                               CELADON GROUP, INC.

          Delaware                       0-23192                  13-3361050
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     Of incorporation)                                       Identification No.)

                                One Celadon Drive
                             Indianapolis, IN 46235
                  (Address, including zip code, of registrant's
                           principal executive office)


                                 (317) 972-7000
                         (Registrant's telephone number,
                              including area code)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On Thursday, August 21, 2003, Celadon Group, Inc., a Delaware corporation (the "Company"), released a press release disclosing the purchase of certain assets of Highway Express, Inc. A copy of the Press Release is attached to this report as Exhibit 99.1 and is incorporated herein.

EXHIBIT NUMBER      EXHIBIT TITLE
99.1                Celadon Group, Inc. press release announcing purchase of
                    certain assets of Highway Express, Inc.


         The information herein (including the exhibits hereto) and the statements by Company representatives contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and

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otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actually results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  Celadon Group, Inc.


                                                  /s/Stephen Russell
                                                  ------------------
                                                    Stephen Russell
                                         Chairman and Chief Executive Officer
Dated:  August 25, 2003





EXHIBIT INDEX


99.1 Celadon Group, Inc. Press Release announcing purchase of certain assets of Highway Express, Inc.